SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported) JANUARY 21, 2004
                                                 ----------------


                           TENGTU INTERNATIONAL CORP.
             (Exact name of registrant as specified in its charter)



   DELAWARE                      000-29957                      77-0407366
-----------------------------------------------------------------------------
(State or Other                 (Commission                  (I.R.S. Employer
Jurisdiction of                 File Number)                 Identification No.)



                                 236 Avenue Road
                        TORONTO, ONTARIO, CANADA M5R 2J4
               (Address of Principal Executive Offices) (Zip Code)

                                  416-963-3999
              (Registrant's Telephone Number, Including Area Code)


ITEM  5. OTHER EVENTS AND REGULATION FD DISCLOSURE


         On January 21, 2004, Tengtu International Corp. (the "Company") released the press release annexed hereto as Exhibit 99.1.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Tengtu International Corp.


DATED: January 21, 2004                     By: /s/ William O.S. Ballard
                                            -----------------------------
                                            Chairman




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